Exhibit 99.1

Meetings with Investors July 31 and August 1, 2012 Boston, Massachusetts Exhibit 99.1

July 31 and August 1, 2012 Investor Meetings in Boston 2 Forward-Looking Statements and Where to Find Additional Information This presentation contains certain forward-looking information about PacWest Bancorp that is intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995. All references herein to PacWest are intended to refer to PacWest and its predecessor First Community Bancorp. All statements other than statements of historical fact are forward-looking statements. Such statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond the control of the Company. We caution readers that a number of important factors could cause actual results to differ materially from those expressed in, implied or projected by, such forward-looking statements. Risks and uncertainties include, but are not limited to: planned acquisitions and related cost savings cannot be realized or realized within the expected time frame; lower than expected revenues; credit quality deterioration which could cause an increase in the allowance for credit losses and a reduction in net earnings; increased competitive pressure among depository institutions; the Company’s ability to complete announced acquisitions, to successfully integrate acquired entities, or to achieve expected synergies and operating efficiencies within expected time-frames or at all; the integration of acquired businesses costs more, takes longer or is less successful than expected; the possibility that personnel changes will not proceed as planned; the cost of additional capital is more than expected; a change in the interest rate environment reduces net interest margins; asset/liability repricing risks and liquidity risks; pending legal matters may take longer or cost more to resolve or may be resolved adversely to the Company; general economic conditions, either nationally or in the market areas in which the Company does or anticipates doing business, are less favorable than expected; environmental conditions, including natural disasters, may disrupt our business, impede our operations, negatively impact the values of collateral securing the Company’s loans or impair the ability of our borrowers to support their debt obligations; the economic and regulatory effects of the continuing war on terrorism and other events of war, including the conflicts in the Middle East; legislative or regulatory requirements or changes adversely affecting the Company’s business; changes in the securities markets; regulatory approvals for any acquisitions cannot be obtained on the terms expected or on the anticipated schedule; and, other risks that are described in PacWest’s (including its predecessor’s) public filings with the U.S. Securities and Exchange Commission (the “SEC”). If any of these risks or uncertainties materializes or if any of the assumptions underlying such forward-looking statements proves to be incorrect, PacWest’s results could differ materially from those expressed in, implied or projected by such forward-looking statements. PacWest assumes no obligation to update such forward-looking statements. For a more complete discussion of risks and uncertainties, investors and security holders are urged to read the Company’s annual report on Form 10-K, quarterly reports on Form 10-Q and other reports filed by PacWest with the SEC. The documents filed by PacWest with the SEC may be obtained at PacWest Bancorp’s website at www.pacwestbancorp.com or at the SEC’s website at www.sec.gov. These documents may also be obtained free of charge from PacWest by directing a request to: PacWest Bancorp c/o Pacific Western Bank, 275 North Brea Boulevard, Brea, CA 92821. Attention: Investor Relations. Telephone 714-671-6800.

July 31 and August 1, 2012 Investor Meetings in Boston 3 NASDAQ Symbol PACW Fully Diluted Shares 37.402 Million* Market Capitalization $820 Million ** Average Volume 189,000 shares per day ** Dividends Per Share $0.72 per year (3.20%** yield) (Annualized) Analyst Coverage D.A. Davidson & Co. FIG Partners Friedman Billings Ramsey Keefe, Bruyette & Woods, Inc. Macquarie Securities Group B. Riley & Co RBC Capital Markets Sandler O’Neill + Partners Sterne Agee & Leach, Inc. Wunderlich Securities *Common and unvested restricted shares less treasury shares as of 6/30/2012 **As of 7/26/2012 Stock Summary

PacWest Bancorp July 31 and August 1, 2012 Investor Meetings in Boston 4 Overview, Operating Principles and Objectives Highlights Recent Acquisitions Credit DDA & NIM Trends and Investment Yields and Durations Expense Control Acquisition Strategy Performance Charts Strong Franchise Value

July 31 and August 1, 2012 Investor Meetings in Boston 5 Source: Company Filings * See “Non-GAAP Measurements” slide. ** - See Branch Sale slide in “Highlights” section Commercial Banking Focus in Southern California $5.3 Billion in Assets at June 30, 2012 76 Full-Service Offices: 73 in Southern California and 3 in the Bay Area ** Low Risk Profile Strong Capital Levels* Proven Operating Model Generates Earnings For the Second Quarter of 2012 NIM 5.60% Loan Yield 7.28% Deposit Cost 0.29% Adjusted Efficiency Ratio – 60.8%* Adjusted Earnings Before Income Taxes – $29.2 Million* Strong Credit Quality at June 30, 2012 Non-Covered NPA Ratio – 3.27% Credit Loss Allowance to Net Non-Covered Loans and Leases – 2.74% Credit Loss Allowance to Non-Covered Nonaccruals – 148% Experienced Acquirer 25 Bank and Finance Company Acquisitions, Including American Perspective & 3 FDIC-Assisted Deals Overview as of 6/30/12 Equity ($ millions) Equity/Assets Per Share Company - Tangible* $486.7 9.28% $13.01 Company - GAAP $565.6 10.63% $15.12 Bank - Tangible* $563.6 10.78% n/a Bank - GAAP $642.6 12.11% n/a

July 31 and August 1, 2012 Investor Meetings in Boston 6 Operating Principles Manage for Profitability, Not Growth Strategic Focus on Low-Cost Deposits Strong Expense Management Focus on Credit Quality Results Include Strong Net Interest Margin Controlled Operating Expenses

July 31 and August 1, 2012 Investor Meetings in Boston 7 2012 Objectives Acquisitions Continued Focus on Credit Serve the Best and Largest Customers Maintain Net Interest Margin

PacWest Bancorp July 31 and August 1, 2012 Investor Meetings in Boston 8 Overview, Operating Principles and Objectives Highlights Recent Acquisitions Credit DDA & NIM Trends and Investment Yields and Durations Expense Control Acquisition Strategy Performance Charts Strong Franchise Value

2Q12 Highlights Celtic acquisition closed April 3: $60.6 million in asset-based loans added to portfolio Patient approach to loan growth to preserve NIM and protect balance sheet Core deposit growth remains strong Strong on-balance sheet liquidity Credit trends remain positive Classified assets decreased Credit loss reserve coverage ratios on noncovered loans remain strong ACL to loans: 2.74% ACL to nonaccruals: 148% Metrics Net earnings of $15.6 million, or $0.42 per share Adjusted earnings before income taxes at $29.2 million * Tangible capital up $10.6 million to $486.7 million, or $13.01 per share * NIM at 5.60%, up 19 bps from 1Q12 DDAs to total deposits: 41% Core deposits to total deposits: 81% * See Non-GAAP Measurements Slides July 31 and August 1, 2012 Investor Meetings in Boston 9

Net Earnings (Loss) July 31 and August 1, 2012 10 3Q09 excludes $67.0 million gain from the Affinity acquisition. **See Non-GAAP Measurements slide Investor Meetings in Boston

Branch Sale Agreement to sell 10 offices announced on July 9, 2012. Total deposits in the 10 offices at June 30, 2012: $145 million, or an average office size of $14.5 million. Sale boosts average branch size from $60.4 million to $69.6 million. Buyer to pay a blended deposit premium of 2.5% on deposits at closing. No loans will be transferred to the buyer. Closing, which is subject to regulatory approval and other customary terms, is expected before the end of 2012 and will not result in any material gain. Estimated after-tax annual cost savings: $2.0 million. July 31 and August 1, 2012 Investor Meetings in Boston 11

PacWest Bancorp Overview, Operating Principles & Objectives Highlights Recent Acquisitions Credit DDA & NIM Trends and Investment Yields and Durations Expense Control Acquisition Strategy Performance Charts Strong Franchise Value July 31 and August 1, 2012 Investor Meetings in Boston 12

Recent Acquisitions July 31 and August 1, 2012 Investor Meetings in Boston 13 Acquisition date January 3, 2012 April 3, 2012 August 1, 2012 Cash purchase price $35 million $18 million $58.1 million Gross outstandings $166.1 million * $60.6 million $199.4 million Asset yield 12% 11% 4.78% NPAs Zero Zero $2.4 million (0.89%) 2Q12 net earnings $1.4 million $226,000 $655,000** * - includes leases in process of $12.3 million ** - excludes merger termination expense; not indicative of future operating results PWE Finance leases business equipment, including computer systems, manufacturing equipment and medical equipment. Its average lease size is $1 million. Leases are spread amongst 45 states and 18 industries, with financial services, manufacturing and health care representing over 60% of outstandings. Celtic Capital Corporation focuses on asset-based loans to manufacturers, distributors, wholesalers and service companies, with loans in California, Arizona, Colorado, Minnesota, New Jersey and New Mexico. Its average line of credit is in the $2 million range and its average outstanding loan size is $900,000. At June 30, 2012, APB had $271.0 million in assets, two operating branches located in San Luis Obispo and Santa Maria, California, and a loan production office located in Paso Robles, California. APB serves small-to-medium sized businesses and professionals through those locations. Pacific Western Equipment Finance Celtic Capital Corporation American Perspective Bank

PacWest Bancorp July 31 and August 1, 2012 Investor Meetings in Boston 14 Overview, Operating Principles & Objectives Highlights Recent Acquisitions Credit DDA & NIM Trends and Investment Yields and Durations Expense Control Acquisition Strategy Performance Charts Strong Franchise Value

Loan Credit Quality Steadily Improving

	June 30, 2012	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2010
				(Dollars in thousands)			
Non-Covered Credit Quality Metrics:							
Allowance for credit losses to loans and leases, net of unearned income	2.74%	2.85%	3.34%	3.34%	3.52%	3.41%	3.30%
Allowance for credit losses to nonaccrual loans and leases	147.9%	169.7%	161.0%	161.0%	157.0%	135.6%	111.8%
Nonperforming assets to loans and leases, net of unearned income, and other real estate owned	3.27%	3.24%	3.73%	3.68%	3.96%	4.03%	3.76%
Nonaccrual loans and leases	$ 52,763	$ 48,162	$ 58,260	$ 59,968	$ 65,300	$ 76,849	$ 94,183
Classified loans and leases (1)	$ 139,910	$ 145,933	$ 185,560	$ 177,745	$ 215,437	$ 207,012	$ 214,009
Performing restructured loans	$ 103,815	$ 110,062	$ 116,791	$ 86,406	$ 82,487	$ 71,669	$ 89,272
Net charge-offs (2)	$ 3,706	$ 2,046	$ 2,752	$ 6,017	$ 7,187	$ 7,889	$ 11,289
Provision for credit losses	$ -	$ (10,000)	$ -	$ -	$ 5,500	$ 7,800	$ 35,315

(1) Classified loans are those with a credit risk rating of substandard or doubtful.

(2) Excludes charge-offs of $20.9 million in 4Q10 from classified loan sale.

PacWest Bancorp

July 31 and August 1, 2012

Investor Meetings in Boston

15

Strong Credit Coverage Ratios July 31 and August 1, 2012 16 Investor Meetings in Boston ACL to Net Loans Non-covered loans only

Non-Accrual Loans Trending Down July 31 and August 1, 2012 17 Investor Meetings in Boston Classified Loan Sales Non-covered loans only

New Non-Accrual Loans at Low Level July 31 and August 1, 2012 18 Investor Meetings in Boston Non-covered loans only

Classified Loans Declined from Crisis High July 31 and August 1, 2012 19 Investor Meetings in Boston Classified Loan Sales Non-covered loans only

Non-Performing Assets Trending Down July 31 and August 1, 2012 20 Investor Meetings in Boston Classified Loan Sales Non-covered loans only Non-Performing Assets ($ in Millions) 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 Pacific Western Bank $186.2 $203.5 $232.8 $283.4 $129.6 $132.8 $130.1 $119.8 $125.2 $117.5 $108.2 $106.7 $ 94.4 $ 94.5

Largest Non-Covered Nonaccrual Loans Investor Meetings in Boston 21 July 31 and August 1, 2012 Nonaccrual Amount June 30, 2012 Description (In thousands) 7,079 $ Two loans, each secured by a hotel in San Diego County, California. The borrower is paying according to the restructured terms of each loan. (1) 6,200 This loan is secured by a hotel in Riverside County, California. The borrower repaid the balance of this loan on July 25, 2012. 3,662 Four loans, each secured by an industrial warehouse building in Riverside County, California. The loans were restructured at the end of July 2012. The restructured loan will be accruing. (1) 3,400 This loan is unsecured. The borrower is paying according to the restructured terms of the loan. (1) 2,432 This loan is secured by a strip retail center in Riverside County, California. The borrower is paying according to the restructured terms of the loan. (1) 1,843 This loan is unsecured and has a specific reserve for 96% of the balance. The borrower is paying according to the restructured terms of the loan. (1) 1,725 This loan is secured by a single family residence in Riverside County, California. The collateral for this loan was acquired by the Bank in July 2012 through a deed-in-lieu of foreclosure. (1) 1,446 This loan is secured by a medical-related office building in Los Angeles County, California. The borrower is paying according to the restructured terms of the loan. (1) 1,404 This loan is secured by a multi-tenant industrial building in Riverside County, California. (1) 1,287 This loan is secured by three industrial buildings in Riverside County, California. (1) 30,478 $ Total (1) On nonaccrual status at March 31, 2012

July 31 and August 1, 2012 Investor Meetings in Boston 22 Non-Covered Loan Charge-Off History Source: Company Filings 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 1Q10 Excluding Classified Loan Sale 2Q10 3Q10 4Q10 4Q10 Excluding Classified Loan Sale 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 1.82% 0.50% 0.76% 0.76% 0.63% 1.83% 3.17% 3.26% 16.81% 2.51% 1.50% 1.09% 3.90% 1.37% 1.03% 0.97% 0.83% 0.39% 0.29% 0.52% Annualized Net Chargeoffs to Average Loans

Net Credit Costs Trending Down July 31 and August 1, 2012 Investor Meetings in Boston 23 Three Months Ended June 30, March 31, December 31, September 30, June 30, March 31, 2012 2012 2011 2011 2011 2011 (In thousands) Provision (negative provision) for credit losses on non-covered loans and leases - $ (10,000) $ - $ - $ 5,500 $ 7,800 $ Non-covered OREO expense, net 130 1,821 1,714 2,293 2,300 703 Total non-covered net credit costs 130 (8,179) 1,714 2,293 7,800 8,503 $ Provision (negative provision) for credit losses on covered loans (271) 3,926 4,122 348 5,890 2,910 Covered OREO expense (income), net 2,130 822 226 4,813 1,205 (2,578) 1,859 4,748 4,348 5,161 7,095 332 Less: FDIC loss sharing (income) expense, net, excluding FDIC share of OTTI loss 994 3,579 (2,667) (963) (5,316) 1,170 Total covered net credit costs 2,853 8,327 1,681 4,198 1,779 1,502 Total net credit costs 2,983 $ 148 $ 3,395 $ 6,491 $ 9,579 $ 10,005 $

July 31 and August 1, 2012 Investor Meetings in Boston 24 Loan Portfolio Concentrations June 30, 2012 Total Loans Non-Covered Loans Covered Loans Unrounded %'s % of % of % of Amount Total Amount Total Amount Total (Dollars in thousands) Real estate mortgage: Hospitality 140,537 $ 4% 137,621 $ 5% 2,916 $ 0% SBA 504 56,725 2% 56,725 2% - - Other 2,282,512 65% 1,634,431 57% 648,081 93% Total real estate mortgage 2,479,774 71% 1,828,777 64% 650,997 93% Real estate construction: Residential 38,911 1% 31,253 1% 7,658 1% Commercial 122,321 3% 97,854 3% 24,467 3% Total real estate construction 161,232 4% 129,107 4% 32,125 4% Total real estate loans 2,641,006 75% 1,957,884 68% 683,122 97% Commercial: Collateralized 389,086 11% 370,857 13% 18,229 3% Unsecured 76,769 2% 76,044 3% 725 0% Asset-based 228,079 6% 228,079 8% - - SBA 7(a) 26,064 1% 26,064 1% - - Total commercial 719,998 20% 701,044 25% 18,954 3% Leases (1) 153,793 4% 153,793 5% - - Consumer 17,810 1% 17,151 1% 659 0% Foreign 17,017 0% 17,017 1% - - Total gross loans 3,549,624 $ 100% 2,846,889 100% 702,735 100% Less: Unearned income (2,598) Discount (62,323) Allowance (72,061) (31,463) Total net loans 2,772,230 $ 608,949 $ (1) Excludes leases in process of $12.3 million.

Non-Covered Real Estate Mortgage Exposure

Loan Category	June 30, 2012 Amount	June 30, 2012 % of Total	March 31, 2012 Amount	March 31, 2012 % of Total	December 31, 2011 Amount	December 31, 2011 % of Total
			(Dollars in thousands)			
Commercial real estate mortgage:						
Industrial/warehouse	$ 344,380	18.8%	$ 352,033	18.6%	$ 367,494	18.5%
Retail	253,201	13.8%	266,411	14.1%	286,691	14.5%
Office buildings	257,703	14.1%	288,105	15.2%	290,074	14.6%
Owner-occupied	204,179	11.2%	210,055	11.1%	226,307	11.4%
Hotel	137,621	7.5%	143,491	7.6%	144,402	7.3%
Healthcare	117,418	6.4%	117,440	6.2%	131,625	6.6%
Mixed use	48,915	2.7%	52,510	2.8%	53,855	2.7%
Gas station	30,328	1.7%	30,545	1.6%	33,715	1.7%
Self storage	19,602	1.1%	23,036	1.2%	23,148	1.2%
Restaurant	16,795	0.9%	21,670	1.1%	22,549	1.1%
Land acquisition/development	22,051	1.2%	13,953	0.7%	14,015	0.7%
Unimproved land	11,516	0.6%	12,137	0.6%	1,369	0.1%
Other	190,761	10.4%	193,920	10.2%	206,504	10.4%
Total commercial real estate mortgage	1,654,470	90.4%	1,725,306	91.0%	1,801,748	90.9%
Residential real estate mortgage:						
Multi-family	93,586	5.1%	95,263	5.0%	93,866	4.7%
Single family owner-occupied	39,483	2.2%	33,749	1.8%	32,209	1.6%
Single family nonowner-occupied	8,862	0.5%	8,314	0.4%	19,341	1.0%
HELOCs	32,376	1.8%	33,420	1.8%	35,300	1.8%
Total residential real estate mortgage	174,307	9.6%	170,746	9.0%	180,716	9.1%
Total gross non-covered real estate mortgage loans	$ 1,828,777	100.0%	$ 1,896,052	100.0%	$ 1,982,464	100.0%

PacWest Bancorp

July 31 and August 1, 2012 Investor Meetings in Boston 25

Covered Real Estate Loan Exposure

Loan Category	June 30, 2012 Amount	June 30, 2012 % of Total	March 31, 2012 Amount	March 31, 2012 % of Total	December 31, 2011 Amount	December 31, 2011 % of Total
	(Dollars in thousands)					
Commercial real estate mortgage:						
Industrial/warehouse	$ 27,580	4.2%	$ 31,942	4.6%	$ 33,755	4.6%
Retail	99,947	15.4%	108,477	15.5%	113,289	15.4%
Office buildings	68,781	10.6%	75,540	10.8%	77,767	10.6%
Owner-occupied	20,323	3.1%	24,663	3.5%	24,837	3.4%
Hotel	2,916	0.4%	2,931	0.4%	2,944	0.4%
Healthcare	14,546	2.2%	15,410	2.2%	16,851	2.3%
Mixed use	6,951	1.1%	7,676	1.1%	7,733	1.1%
Gas station	5,941	0.9%	5,972	0.9%	6,001	0.8%
Self storage	53,187	8.2%	52,529	7.5%	52,793	7.2%
Restaurant	1,764	0.3%	2,492	0.4%	2,532	0.3%
Unimproved land	1,734	0.3%	1,743	0.2%	1,752	0.2%
Other	13,886	2.1%	13,940	2.0%	14,887	2.0%
Total commercial real estate mortgage	317,556	48.8%	343,315	49.1%	355,141	48.2%
Residential real estate mortgage:						
Multi-family	215,759	33.1%	233,865	33.4%	250,633	34.0%
Single family owner-occupied	85,212	13.1%	87,345	12.5%	95,248	12.9%
Single family nonowner-occupied	23,911	3.7%	26,373	3.8%	25,624	3.5%
Mixed use	2,879	0.4%	2,900	0.4%	2,918	0.4%
HELOCs	5,680	0.9%	5,855	0.8%	6,794	0.9%
Total residential real estate mortgage	333,441	51.2%	356,338	50.9%	381,217	51.8%
Total gross covered real estate mortgage loans	$ 650,997	100.0%	$ 699,653	100.0%	$ 736,358	100.0%

PacWest Bancorp

July 31 and August 1, 2012 Investor Meetings in Boston 26

July 31 and August 1, 2012 Investor Meetings in Boston 27 Other Real Estate Owned The Bank entered into an agreement in July to sell a non-covered OREO asset having a carrying value of $4.4 million at June 30, 2012. The buyer made a $500,000 non-refundable deposit and the sale is scheduled to close during the third quarter of 2012. No material gain or loss is expected. Non-Covered Covered Non-Covered Covered Non-Covered Covered Property Type OREO OREO OREO OREO OREO OREO (In thousands) Commercial real estate $ 17,630 $ 17,896 $ 20,885 $ 13,868 $ 23,003 $ 15,053 Construction and land development 24,112 10,011 25,321 13,143 24,788 15,461 Multi-family - - - - - - Single family residences - 3,183 - 2,877 621 2,992 Total OREO 41,742 $ 31,090 $ 46,206 $ 29,888 $ 48,412 $ 33,506 $ December 31, 2011 March 31, 2012 June 30, 2012

PacWest Bancorp July 31 and August 1, 2012 Investor Meetings in Boston 28 Overview, Operating Principles & Objectives Highlights Recent Acquisitions Credit DDA & NIM Trends and Investment Yields and Durations Expense Control Acquisition Strategy Performance Charts Strong Franchise Value

July 31 and August 1, 2012 Investor Meetings in Boston 29 Non Interest-Bearing Deposits to Total Deposits at Period End *2004 excludes a $365.0 million short-term interest bearing deposit received on December 31, 2004 Source: Company Filings and SNL Data Source 35% 38% 42% 46% 49% 43% 37% 34% 32% 32% 37% 41% 22% 23% 24% 24% 23% 22% 22% 22% 23% 23% 25% 26% 2001 2002 2003 2004* 2005 2006 2007 2008 2009 2010 2011 2Q12 PACW CA Peers

Strong Net Interest Margin Versus Peers July 31 and August 1, 2012 Investor Meetings in Boston 30 Peers Defined: through 2011, median of all Major Exchanges (NYSE, AMEX, NASDAQ), Banks with $3B to $7B in Assets as of period end; for 2Q12, only for those reporting Source: Company Filings and SNL Data Source 5.32% 5.41% 5.24% 5.58% 6.37% 6.67% 6.34% 5.30% 4.79% 5.02% 5.26% 5.60% 3.91% 4.19% 4.00% 3.96% 3.90% 3.82% 3.64% 3.79% 3.67% 3.92% 3.80% 3.75% 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2Q12 PACW Peers

NIM – Adjusted for Accelerated Accretion and Nonaccrual Interest July 31 and August 1, 2012 Investor Meetings in Boston 31 Three Months Ended June 30, March 31, December 31, 2012 2012 2011 Net interest margin as reported 5.60% 5.41% 5.00% Less: Accelerated accretion of purchase discounts on covered loan payoffs 0.19% 0.20% 0.02% Nonaccrual loan interest (0.02)% 0.00% 0.01% Net interest margin as adjusted 5.43% 5.21% 4.97%

Investment Yields and Durations July 31 and August 1, 2012 Investor Meetings in Boston 32 The balances reported reflect the reduction due to the $1.1 million other-than-temporary impairment loss. The tax equivalent yield was 4.48% and 3.06% for municipal securities and total securities available-for-sale, respectively. Corporate debt securities with a carrying value of $34 million were subsequently called in July 2012, while the remaining $17 million may be called by the issuer. The duration for these securities reflects the call date for the called securities, and the contractual maturity date for the securities that have not been called. The actual duration could be less if the issuer exercises the remaining call option. Carrying Duration Value Tax at at Equivalent 6/30/12 Security Type 6/30/12 Yield (in years) Residential mortgage-backed securities: Government and government-sponsored entity pass through securities 988,990 $ 2.54% 3.6 Government and government-sponsored entity collateralized mortgage obligations 95,605 2.44% 3.5 Covered private label collateralized mortgage obligations (1) 44,053 9.32% 4.8 Municipal securities (2) 162,192 4.48% 6.0 Corporate debt securities (3) 51,019 5.30% 4.3 Other securities 9,842 - - Total securities available-for-sale 1,351,701 $ 3.06% 3.9 At the end of or for 1Q12 1,380,878 $ 3.20% 4.4

PacWest Bancorp July 31 and August 1, 2012 Investor Meetings in Boston 33 Overview, Operating Principles & Objectives Highlights Recent Acquisitions Credit DDA & NIM Trends and Investment Yields and Durations Expense Control Acquisition Strategy Performance Charts Strong Franchise Value

July 31 and August 1, 2012 Investor Meetings in Boston 34 * - The 2008 efficiency ratio excludes the goodwill write-off. When the goodwill write-off is included in non-interest expense, the efficiency ratio is 371.7%. ** - Adjusted efficiency ratio – see Non-GAAP Measurements slide *** - Pro forma for branch sale. See slide 11. Source: Company Filings and SNL Data Source Focus and Execution Drive Efficiency Efficiency Ratios Average Branch Size ($ - M)

PacWest Bancorp July 31 and August 1, 2012 Investor Meetings in Boston 35 Overview, Operating Principles & Objectives Highlights Recent Acquisitions Credit DDA & NIM Trends and Investment Yields and Durations Expense Control Acquisition Strategy Performance Charts Strong Franchise Value

Acquisition Strategy July 31 and August 1, 2012 Investor Meetings in Boston 36 Similar Strategic Focus Asset generation capability Market Expansion In-Market Consolidation Key Drivers of Accretion Cost Savings Customer Retention Margin Improvement

PacWest Bancorp July 31 and August 1, 2012 Investor Meetings in Boston 37 Overview, Operating Principles & Objectives Highlights Recent Acquisitions Credit DDA & NIM Trends and Investment Yields and Durations Expense Control Acquisition Strategy Performance Charts Strong Franchise Value

July 31 and August 1, 2012 Investor Meetings in Boston 38 Stock Performance vs. Indices Monthly pricing data indexed from 6/19/00 through 7/25/12 - 100.0 200.0 300.0 400.0 500.0 Jun - 00 Jun - 01 Jun - 02 Jun - 03 Jun - 04 Jun - 05 Jun - 06 Jun - 07 Jun - 08 Jun - 09 Jun - 10 Jun - 11 Jun - 12 PacWest PACW KBW Bank Index BKX S&P 500 SPX

Strong Capital Base July 31 and August 1, 2012 Investor Meetings in Boston 39 June 30, 2012 Well Pacific PacWest Capitalized Western Bancorp Requirement Bank Consolidated (Dollars in thousands) Total capital 642,553 $ 565,648 $ Tangible capital * 563,602 $ 486,697 $ Regulatory capital ratios: Tier 1 leverage capital ratio 5.00% 10.13% 10.57% Tier 1 risk-based capital ratio 6.00% 15.03% 15.67% Total risk-based capital ratio 10.00% 16.31% 16.94% Tangible common equity ratio * N/A 10.78% 9.28% * See "Non-GAAP Measurements" slide.

PacWest Bancorp July 31 and August 1, 2012 Investor Meetings in Boston 40 Overview, Operating Principles & Objectives Highlights Recent Acquisitions Credit DDA & NIM Trends and Investment Yields and Durations Expense Control Acquisition Strategy Performance Charts Strong Franchise Value

Strong Franchise Value July 31 and August 1, 2012 Investor Meetings in Boston 41 * Source: SNL Data Source, using latest data available ** Source: FDIC as of 3/31/2012, the latest data available *** See Branch Sale slide in Highlights section 9th Largest Publicly Traded CA Bank* 15th Largest Commercial Bank in California out of 251 Financial Institutions** California Footprint from the Central Coast to throughout Southern California 76 Branches: 73 in Southern California and 3 in the Bay Area *** Strong Capital Base Low Cost of Deposits High Net Interest Margin Profitability Solid Credit Quality

July 31 and August 1, 2012 Investor Meetings in Boston 42 Attractive Southern California Footprint PACW has an agreement to sell ten branches. See slide 11.

California Public Banks & Thrifts – 3/31/12

California Publicly-Owned Banks *(All Indices & OTCBB)*
March 31, 2012

	Company Name	Ticker	Exchange	Industry	Assets
1	Wells Fargo & Company	WFC	NYSE	Bank	$1,336,204,000
2	First Republic Bank	FRC	NYSE	Bank	30,987,001
3	City National Corporation	CYN	NYSE	Bank	24,801,973
4	East West Bancorp, Inc.	EWBC	NASDAQ	Bank	21,525,734
5	SVB Financial Group	SIVB	NASDAQ	Bank	20,818,337
6	Cathay General Bancorp	CATY	NASDAQ	Bank	10,661,183
7	CVB Financial Corp.	CVBF	NASDAQ	Bank	6,523,963
8	Pacific Capital Bancorp	PCBC	NASDAQ	Bank	5,883,097
9	***PacWest Bancorp***	***PACW***	***NASDAQ***	***Bank***	***$5,321,622***
10	BBCN Bancorp, Inc.	BBCN	NASDAQ	Bank	5,049,405
11	Westamerica Bancorporation	WABC	NASDAQ	Bank	4,953,130
12	Farmers & Merchants Bank of Long Beach	FMBL	Pink	Bank	4,779,863
13	Mechanics Bank	MCHB	Pink	Bank	3,035,000
14	Hanmi Financial Corporation	HAFC	NASDAQ	Bank	2,846,652
15	Wilshire Bancorp, Inc.	WIBC	NASDAQ	Bank	2,591,399
16	TriCo Bancshares	TCBK	NASDAQ	Bank	2,532,908
17	BofI Holding, Inc.	BOFI	NASDAQ	Savings Bank/Thrift/Mutual	2,278,030
18	First California Financial Group, Inc.	FCAL	NASDAQ	Bank	1,977,824
19	Farmers & Merchants Bancorp	FMCB	Pink	Bank	1,945,717
20	Exchange Bank	EXSR	Pink	Bank	1,626,394
21	Preferred Bank	PFBC	NASDAQ	Bank	1,419,712
22	Bank of Marin Bancorp	BMRC	NASDAQ	Bank	1,407,000
23	Sierra Bancorp	BSRR	NASDAQ	Bank	1,399,692
24	Heritage Commerce Corp	HTBK	NASDAQ	Bank	1,305,298
25	Provident Financial Holdings, Inc.	PROV	NASDAQ	Savings Bank/Thrift/Mutual	1,286,963
26	American Business Bank	AMBZ	Pink	Bank	1,236,609
27	Bridge Capital Holdings	BBNK	NASDAQ	Bank	1,160,822
28	River City Bank	RCBC	Pink	Bank	1,115,213
29	First PacTrust Bancorp, Inc.	BANC	NASDAQ	Savings Bank/Thrift/Mutual	1,083,082
30	Pacific Premier Bancorp, Inc.	PPBI	NASDAQ	Bank	1,065,035
31	Pacific Mercantile Bancorp	PMBC	NASDAQ	Bank	1,037,815
32	Heritage Oaks Bancorp	HEOP	NASDAQ	Bank	1,008,780

Source: SNL

Continued on next page

PacWest Bancorp

July 31 and August 1, 2012 Investor Meetings in Boston 43

California Public Banks & Thrifts – Continued Investor Meetings in Boston 44 July 31 and August 1, 2012 Source: SNL

Non-GAAP Information The Company uses certain non-GAAP financial measures to provide meaningful supplemental information regarding the Company’s operational performance and to enhance investors’ overall understanding of such financial performance. These non-GAAP financial measures are presented for supplemental informational purposes only for understanding the Company’s operating results and should not be considered a substitute for financial information presented in accordance with GAAP. These non-GAAP financial measures presented by the Company may be different from non-GAAP financial measures used by other companies. The table on the following slide presents a reconciliation of the non-GAAP financial measurements to the GAAP financial measurements and certain key performance ratios July 31 and August 1, 2012 Investor Meetings in Boston 45

Non-GAAP Measurements – Adjusted Earnings Before Income Taxes July 31 and August 1, 2012 Investor Meetings in Boston 46 June 30, March 31, June 30, Adjusted Earnings Before Income Taxes 2012 2012 2011 (In thousands) Net earnings 15,557 $ 5,264 $ 12,841 $ Plus: Total provision for credit losses (271) (6,074) 11,390 Other real estate owned expense, net Non-covered 130 1,821 2,300 Covered 2,130 822 1,205 Other-than-temporary impairment loss on covered security 1,115 - - Debt termination expense - 22,598 - Income tax expense 10,413 2,857 9,160 Less: FDIC loss sharing income (expense), net (102) (3,579) 5,316 Adjusted earnings before income taxes 29,176 $ 30,867 $ 31,580 $ Three Months Ended

Non-GAAP Measurements – Tangible Equity Investor Meetings in Boston 47 July 31 and August 1, 2012 June 30, March 31, December 31, Tangible Common Equity 2012 2012 2011 (Dollars in thousands) PacWest Bancorp Consolidated: Stockholders' equity 565,648 $ 549,645 $ 546,203 $ Less: Intangible assets 78,951 73,524 56,556 Tangible common equity 486,697 $ 476,121 $ 489,647 $ Total assets 5,321,622 $ 5,448,108 $ 5,528,237 $ Less: Intangible assets 78,951 73,524 56,556 Tangible assets 5,242,671 $ 5,374,584 $ 5,471,681 $ Equity to assets ratio 10.63% 10.09% 9.88% Tangible common equity ratio (1) 9.28% 8.86% 8.95% Pacific Western Bank: Stockholders' equity 642,553 $ 627,792 $ 625,494 $ Less: Intangible assets 78,951 73,524 56,556 Tangible common equity 563,602 $ 554,268 $ 568,938 $ Total assets 5,305,170 $ 5,430,107 $ 5,512,025 $ Less: Intangible assets 78,951 73,524 56,556 Tangible assets 5,226,219 $ 5,356,583 $ 5,455,469 $ Equity to assets ratio 12.11% 11.56% 11.35% Tangible common equity ratio (1) 10.78% 10.35% 10.43% (1) Calculated as tangible common equity divided by tangible assets.

July 31 and August 1, 2012 Investor Meetings in Boston 48 Non-GAAP Measurements – Adjusted Efficiency Ratio June 30, March 31, June 30, Adjusted Efficiency Ratio 2012 2012 2011 (Dollars in thousands) Noninterest expense $ 47,585 $ 68,895 $ 46,538 Less: Non-covered OREO expense 130 1,821 2,300 Covered OREO expense 2,130 822 1,205 Debt termination expense - 22,598 - Adjusted noninterest expense $ 45,325 $ 43,654 $ 43,033 Net interest income $ 68,413 $ 67,680 $ 68,689 Noninterest income 4,871 3,262 11,240 Net revenues 73,284 70,942 79,929 Less: FDIC loss sharing income (expense), net (102) (3,579) 5,316 Other-than-temporary impairment loss on covered security (1,115) - - Adjusted net revenues $ 74,501 $ 74,521 $ 74,613 Base efficiency ratio (1) 64.9% 97.1% 58.2% Adjusted efficiency ratio (2) 60.8% 58.6% 57.7% (1) Noninterest expense divided by net revenues. (2) Adjusted noninterest expense divided by adjusted net revenues. Three Months Ended

PacWest Bancorp 10250 Constellation Boulevard Suite 1640 Los Angeles, California 90067 Matt Wagner, CEO Vic Santoro, CFO 310.728.1020 310.728.1021